UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

ONEMEDNET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40386	86-2076743
(Commission File Number)	(IRS Employer Identification No.)

6385 Old Shady Oak Road, Suite 250

Eden Prairie, MN 55344

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 800-918-7189

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 20, 2023, OneMedNet Corporation (f/k/a Data Knights Acquisition Corp.) (the “Company”) determined that the Company’s unaudited consolidated financial statements and the notes thereto as of September 30, 2023 included in the Company’s Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 20, 2023 (the “Form 10-Q”) should no longer be relied upon.

The Form 10-Q was filed following the Company’s initial business combination and, subsequent to the filing thereof, it was determined that the Form 10-Q incorrectly included the unaudited consolidated financial statements and the notes thereto as of September 30, 2023 of OneMedNet Solutions Corporation, the target company in the Company’s initial business combination, instead of the Company’s unaudited consolidated financial statements and the notes thereto as of September 30, 2023, which financial statements and notes represent the financial statements and notes of the Company prior to its initial business combination. Accordingly, the Company and the Audit Committee of the Company’s Board of Directors determined that the unaudited consolidated financial statements and the notes thereto as of September 30, 2023 included in the Form 10-Q should not be relied upon. As a result, the Company will file an amendment to the Form 10-Q with the SEC to (i) remove the unaudited consolidated financial statements and the notes thereto as of September 30, 2023 of OneMedNet Solutions Corporation from the Form 10-Q and (ii) include the Company’s unaudited consolidated financial statements and the notes thereto as of September 30, 2023 in the Form 10-Q, which financial statements and notes represent the financial statements and notes of the Company prior to its initial business combination.

The Company’s management concluded that in light of the errors mentioned above, a material weakness existed in the Company’s internal control over financial reporting as of September 30, 2023, and the Company’s disclosure controls and procedures were not effective as of September 30, 2023.

The Company’s management and its Board of Directors have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMEDNET CORPORATION

Date: December 15, 2023	By:	/s/ Paul J. Casey
Paul J. Casey
Chief Executive Officer